UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):	January 19, 2005

MERIDIAN BIOSCIENCE, INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-14902	31-0888197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 271-3700

(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        (a)     At the January 20, 2005 Annual Shareholders’ Meeting, the shareholders of the Registant approved the 2004 Equity Compensation Plan, as amended. The Plan reserves 650,000 shares of Common Stock for award by the Compensation Committee in the form of stock options, stock appreciation rights, restricted and unrestricted awards, performance awards and other stock unit awards.

        (b)    On December 7, 2004, the Compensation Committee of the Registrant awarded stock options pursuant to the 2004 Equity Compensation Plan. Those grants were subject to approval of the Plan by shareholders at the January 20, 2005 Annual Shareholders’ Meeting.

        The options are conditioned upon the achievement by Meridian of net earnings of at least $10,800,000 in fiscal 2005, excluding the positive and negative effects associated with extraordinary developments such as acquisitions and with restructuring and extraordinary charges associated with acquisitions added back to net earnings. If earnings do not reach that level, the options granted become void. The options were granted for a period of ten years, vesting in three equal installments commencing on the first anniversary of the Company’s announcement of fiscal 2005 results.

        Options granted included the following to executive officers:

Name	Title	Amount of Shares Optioned	Exercise Price Per Share
William J. Motto	Chairman & CEO	7,000	$16.38
John A. Kraeutler	President & COO	7,000	16.38
Richard L. Eberly	Executive VP & GM Meridian Life Science	7,000	16.38
Antonio A. Interno	President MBE	7,000	16.38
Melissa A. Lueke	VP & CFO	7,000	16.38
Susan A. Rolih	VP Regulatory Affairs and QA	7,000	16.38
Kenneth J. Kozak	VP Research and Development	7,000	16.38
Lawrence J. Baldini	VP Operations	7,000	16.38
Gregory S. Ballish	VP Sales and Marketing	7,000	16.38

        (c)    On January 19, 2005, the Registrant entered into a definitive stock purchase agreement to acquire all of the outstanding capital stock of O.E.M. Concepts, Inc., for $6 million in cash and a performance based earnout opportunity over four years of $2.3 million. A copy of the press release announcing the stock purchase agreement is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 2.02.     Results of Operations and Financial Condition.

         On January 20, 2005, the Registrant issued a press release announcing its financial results for the quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

        (c)    Exhibits

10.1	2004 Equity Compensation Plan (incorporated by reference to Appendix A to the Registrant's Proxy Statement filed December 23, 2004).

10.2	Form of Options granted December 7, 2004 (incorporated by reference to Exhibit 10.2 to the Registrant's Form 8-K filed December 13, 2004).

99	Press Release dated January 20, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2005	MERIDIAN BIOSCIENCE, INC. BY: /s/ Melissa Lueke —————————————— Melissa Lueke Vice President and Chief Financial Officer (Principal Accounting Officer)